UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 30, 2007
                                                --------------------------------

                              GSAMP Trust 2007-FM1
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)



          Delaware                333-132809-46                   13-3387389
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number               Identification No.
       of depositor)             of issuing entity)             of depositor)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)            (Zip Code)



Depositor's telephone number, including area code  (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On February 16, 2007, GS Mortgage Securities Corp (the "Company") filed a Current Report on Form 8-K (the "Report") relating to the issuance of the GSAMP Trust 2007-FM1 Mortgage Pass-Through Certificates, Series 2007-FM1 (the "Certificates") on January 30, 2007. The Report omitted information regarding the sale of the Class C Certificates. The Report is hereby amended by deleting the second paragraph of Section 8.01 of the Report in its entirety and replacing it with the following:

      "The Class B-1, Class B-2, Class X , Class P and Class C Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets."

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 2007                       GS MORTGAGE SECURITIES CORP.



                                          By:    /s/ Michelle Gill
                                              ---------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President